SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 1, 2003
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2001-2)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the semi-annul
distribution reported to holders of SATURNS Trust No. 2001-2, which was made on April 1, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Semi-annual distribution report pursuant to
the Trust Agreement for distribution on
April 1, 2003.

Pursuant to the requirements of the Securities Exchange Act
of 1934, the Registrant has duly caused this report to be
signed on behalf of the Registrant by the undersigned
there unto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

April 3, 2003

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	04/01/2003
			CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED		PAYMENT DATE:	04/01/2003

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2001-2
			PRIOR PAYMENT:	10/01/2002
			NEXT PAYMENT:	10/01/2003
					RECORD DATE:	03/15/2003

ABN AMRO ACCT: 67-8779-20-8
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			DONELLA BRAZO 714-238-6744
	ANDY.STREEPEY@ABNAMRO.COM			DONELLA.BRAZO@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00102			CLOSING DATE:	5/11/2001
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		OTHER RELATED INFORMATION - SAT00101	PAGE 3	FIRST PAYMENT DATE:	10/1/2001
MONTHLY DATA FILE NAME:		CASH RECONCILIATION SUMMARY	PAGE 4
	SAT00102_200304_3.ZIP	BOND INTEREST RECONCILIATION	PAGE 5
		REALIZED LOSS DETAIL	PAGE 6
		RATING INFORMATION	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED							STATEMENT DATE:	04/01/2003

		SERIES 2001-2							PAYMENT DATE:	04/01/2003

WAC:		8.6250000%							PRIOR PAYMENT:	10/01/2002
									NEXT PAYMENT:	10/01/2003
WAMM:		522
									RECORD DATE:	03/15/2003
		GRANTOR TRUST
		ABN AMRO ACCT: 67-8779-20-8

		ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNIT		26,112,000.00	26,112,000.00	0.00	0.00	0.00	26,112,000.00	1,126,080.00	0.00	8.62500000%
80409P103			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	43.125000000	0.000000000	FIXED

	TOTAL	26,112,000.00	26,112,000.00	0.00	0.00	0.00	26,112,000.00	1,126,080.00	0.00

							TOTAL P&I PAYMENT	1,126,080.00

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.									PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED				STATEMENT DATE:		04/01/2003
	SERIES 2001-2					PAYMENT DATE:	04/01/2003
						PRIOR PAYMENT:	10/01/2002
						NEXT PAYMENT:	10/01/2003
						RECORD DATE:	03/15/2003
ABN AMRO ACCT: 67-8779-20-8
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECIPIENTS	SWAP AMOUNT RECEIVED		NEXT SWAP RATE

		NONE	0.00	0.00%

03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.						PAGE 3 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED	STATEMENT DATE:	04/01/2003
PAYMENT DATE:	04/01/2003
SERIES 2001-2	PRIOR PAYMENT:	10/01/2002
NEXT PAYMENT:	10/01/2003
RECORD DATE:	03/15/2003
ABN AMRO ACCT: 67-8779-20-8

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	1,126,080.00	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
LESS OTHER INTEREST NOT ADVANCED	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	1,126,080.00
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	1,126,080.00
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	1,126,080.00
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
BEGINNING POOL	26,112,000.00	1	REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY SHORTFALLS IN FEES	0.00
NON RECOVERABLE ADVANCES	0.00	UNSCHEDULED PRINCIPAL	0.00	0	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00	DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	REPURCHASES	0.00	0
TOTAL INTEREST DUE TRUST	1,126,080.00	ENDING POOL	26,112,000.00	1	PPIS DUE CERTIFICATE	0.00
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	1,126,080.00

03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.	PAGE 4 OF 7

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED	STATEMENT DATE:	04/01/2003
PAYMENT DATE:	04/01/2003
SERIES 2001-2
PRIOR PAYMENT:	10/01/2002
NEXT PAYMENT:	10/01/2003
RECORD DATE:	03/15/2003

ABN AMRO ACCT: 67-8779-20-8
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

UNIT	30/360	180	8.625000000%	1,126,080.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,126,080.00	1,126,080.00	0.00	0.00	100.00%	100.00%
1,126,080.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,126,080.00	1,126,080.00	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 5 OF 7
03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	04/01/2003
			CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED	PAYMENT DATE:	04/01/2003
			SERIES 2001-2	PRIOR PAYMENT:	10/01/2002
				NEXT PAYMENT:	10/01/2003
				RECORD DATE:	03/15/2003

ABN AMRO ACCT: 67-8779-20-8
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.			PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		CITIZENS COMMUNICATION COMPANY DEBENTURE-BACKED						STATEMENT DATE:	04/01/2003
					SERIES 2001-2					PAYMENT DATE:	04/01/2003
										PRIOR PAYMENT:	10/01/2002
										NEXT PAYMENT:	10/01/2003
										RECORD DATE:	03/15/2003
ABN AMRO ACCT: 67-8779-20-8
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			UNIT	80409P103	NR	BAA2	BBB

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		03/31/2003 - 13:12 (G310) 2003 LASALLE BANK N.A.								PAGE 7 OF 7